UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):              February 25, 2002


                         IDAHO CONSOLIDATED METALS CORP.
             (Exact Name of Registrant as Specified in its Charter)

                            British Columbia, Canada
                 (State or Other Jurisdiction of Incorporation)

       000-20072                                          82-0465571
(Commission File Number)                       (IRS Employer Identification No.)

Suite 225, 4299 Canada Way, Burnaby, British Columbia, Canada         V5G 1H3
       (Address of Principal Executive Offices)                     (Zip Code)

                                 (830) 634-3149
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)
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Item 5.           Other Events and Regulation FD Disclosure

                  By virtue of a reduction to below 50% of the percentage of the outstanding voting securities of Idaho Consolidated Metals Corp. (the "Company") held of record by residents of the United States, the Company has reverted to the status of a "foreign private issuer", as that term is defined in Rule 3b-4(c) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Accordingly, as of February 25, 2002, the Company will file under the Exchange Act only those reports required by the Exchange Act of foreign private issuers and, except for the filing of its Form 10-KSB for its fiscal year ended December 31, 2001, the Company will no longer file Forms 10-KSB, 10-QSB or 8-K.

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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             IDAHO CONSOLIDATED METALS CORP.
                                                    (Registrant)

                                             By: /s/ John Andrews
                                                     John Andrews, President and
                                                     Chief Executive Officer

Date:  March 5, 2002

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